Exhibit 10.3

AEC YIELD CAPITAL LLC
ONE METROTECH CENTER -NORTH-3RD FLOOR
BROOKLYN,'NY 11201

October 24, 2018

The Law Firm of JeffreyS. Dweck P.C.

43 West 33rd Street -Ste. 304

New York, NY 1000 I

Attention Mr. Dweck:
Re:
Confession of Judgment- Contreras, Taddeo and Limecom, Inc. in connection with the Purchase and Sale Agreement between AEC Yield Capital. LLC ("Purchaser") and Limecom, Inc. ("Seller") dated October 24, 2018 (the "PSA") (the "COJ")

Dear Mr. Dweck:

All capitalized terms referenced herein, unless otherwise defined, are as defined in the PSA.  Seller and Validity Guarantors have provided the above-referenced COJ in connection with the PSA. Purchaser and Seller have agreed that the COJ shall be deposited with you, as escrow agent, subject to the terms hereof. You are hereby agreeing to act in the capacity of escrow agent and to hold the COJ in escrow for release upon the conditions outlined below. Seller agrees to compensate you at the rate of $500 per annum, payable at closing of the PSA and at each anniversary of the PSA, for such services.

A.          CONDITION PRECEDENT

All of the following conditions must be satisfied prior to releasing the COJ to Purchaser and closing the transaction:

l.          Purchaser provides a signed written statement confirming that Seller is in default under the PSA and that Seller has been notified of such default.

2.       Purchaser provides a signed written statement .that at least 4 days have elapsed since Purchaser's notification to Seller of default under the PSAand the default has not been cured.

HFN Y2:11813583 v.l #10656-()011 0210712005

B.         RELEASE OF THE ESCROWED COJ

1.       Upon the satisfaction of the Conditions Precedent set forth in Section A, you are instructed to close this transaction and to release the COJ to Purchaser immediately.

C.         DELIVERY OF DOCUMENTS AND OTHER MATIERS

l.       You are instructed to give email confirmation of the closing of this transaction and the release of any COJ to the undersigned at the corresponding email addresses, immediately upon the occurrence thereof.

2.      You are entitled to rely upon the authenticity of the documents provided by Purchaser and upon the assertions made therein without further investigation.

D.         COSTS

1.          All costs and expenses for the escrow shall be borne by Seller.

[SIGNATURE PAGE FOLLOWS]

Kindly acknowledge your receipt of these instructions, and your agreement to strictly comply with the same, by signing below. Notwithstanding your failure to sign, and/or deliver a signed copy of, this letter, your act of releasing any of the COJ shall constitute your unconditional agreement to strictly comply with these instructions.

Very truly yours,

rrudy@advancedenergycap.com

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THESE INSTRUCTIONS AND AGREES TO PROCEED IN STRICT ACCORDANCE THEREWITH.

Dated: October 3o, 2018

The Law Firm of JeffreyS. Dweck P.C.

By:
Jeffrey Dweck

THE UNDERSIGNED ACKNOWLEDGES AND AGREES

TO THE TERMS HEREOF:

Dated October 24, 2018

Seller
By:

Limecom, Inc. Orlando Taddeo, CEO Notices@thelimecom.com